Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

ARGENTUM CEDIT VIRTUTI GCV

Wiegstraat 21
B-2000 Antwerpen
Belgie

Loan Agreement USD2,000,000

This Agreement is made this 27th day of May, 2024

BETWEEN

(1)	Argentum Cedit Virtuti GCV a company incorporated in Switzerland, whose registered address is at Wiegstraat 21, B-2000 Antwerpen, Belgium (the “Lender”); and
(2)

TMC THE METALS COMPANY INC, a company organized under the laws of British Columbia, Canada with registered number BC0901047 and registered address at 10th Floor, 595 Howe Street, Vancouver, British Columbia V6C 2T5, Canada (the “Borrower”).

RECITALS:

Whereas the Borrower [***] will ensure the loan of the Lender takes priority over Andrei Karkar’s and Gerard Barron’s loan.

NOW THEREFORE, The Parties to this Agreement covenant and agree as follows:

1.	The Lender agrees, in accordance with the terms and conditions of this Agreement, to make available to the Borrower a loan in the amount of USD 2,000,000 (the “Loan”) upon the date of this Agreement.
2.	The Loan will take priority over loans granted to Borrower by Alexei Karkar and Gerard Barron, separately.
3.

The Borrower unconditionally promises to pay to the Lender the Loan and accrued interest on or before the earlier of (i) the day which is within 48 hours of closing the [***] capital raise; or (ii) if the closing of the capital raise does not occur latest by 10 September 2024, at such date.

4.	The loan will accrue 8% interest for its duration.
5.	The Loan shall be transferred to the following Borrower’s bank account:

[***]

6.	Any payments by Borrower to Lender under this Agreement shall be transferred to the following Lender’s bank account:

[***]

7.

The governing law of the Agreement shall be the laws of England and Wales. All disputes arising in connection with the Agreement shall be finally settled in accordance with the Arbitration Rules of the Netherlands Arbitration Institute (Nederlands Arbitrage Instituut). The arbitral tribunal shall be composed of three arbitrators. The place of arbitration shall be Rotterdam, the Netherlands.The arbitration proceedings shall be held exclusively in the English language. Should documents be in languages other than English, the Party producing the documents shall procure, at its own expense, a certified translation thereof.

Signatures

By signing below, the parties acknowledge and agree to the terms and conditions of this Loan Agreement.

[Remainder of the page was intentionally left blank. Signature pages follows]

Argentum Credit Virtuti GCV (LENDER)

/s/ Edward Heerema
By:Edward Heerema
Title:Director
Date:27 May 2024

TMC The Metals Company Inc. (BORROWER)

/s/ Gerard Barron
By:Gerard Barron
Title:CEO
Date:27 May 2024